Exhibit 99.1

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SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

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Specialized Health Products International, Inc.

Roth Capital Partners

18th Annual Growth Stock Conference

February 22, 2006

[LOGO]

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Such statements include statements relating to the expected benefits of the proposed merger between SHPI and Med-Design and other statements that are not historical facts, including any implied statements about the future performance of the combined company. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. For a discussion of these risk factors which may cause actual events or results to differ from those projected, please refer to SHPI’s and Med-Design’s most recent annual reports on Form 10-KSB/10-K and quarterly reports on Form 10-QSB/10-Q, as well as other subsequent filings with the Securities and Exchange Commission. SHPI and Med-Design caution listeners not to place undue reliance on any forward-looking statements. SHPI and Med-Design do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

In connection with the proposed merger, SHPI has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement/prospectus and other relevant materials. Investors and security holders of SHPI and Med-Design are urged to read the joint proxy statement/prospectus and other relevant materials because they contain important information about SHPI, Med-Design, and the merger.

[LOGO]

Presentation Outline

•                  SHPI Overview and Update

•                  Proposed Merger with Med-Design

•                  Topline Terms and Integration Details

•                  2006 Objectives

SHPI Overview	[LOGO]

•                  Leading designer and developer of proprietary safety medical needle products

•                  Restructured in December 2001 following PIPE led by Galen Partners

•                  First safety needle products to market in 2002  – seven marketed products

•                  Two primary patented platform technologies – over 120 patents and patents pending

•                  Licensing and distribution agreements with leading healthcare companies

Annual Operating Results

[CHART]

Notes:	• 2003 excludes $1.3 million accrual for patent litigation expenses
• 2004 includes $256,000 in non-cash compensation expense
• 12 mos. ending 9/30/05 includes $890,000 in non-cash comp expense

First Nine Months 2005 Financial Highlights

•                  Revenues increase to $5.0 million

•                  Sales of manufactured products increase 58%

•                  Gross profit margin of 75%

•                  Reported net loss of $1.0 million

•                  Breakeven profitability before non-cash comp. expense

•                  $7 million revenue guidance for full year 2005

•                  Two new self-manufactured products in Fourth Quarter

Equity Snapshot

•	Symbol	OTC BB: SHPI

•	Share Price as of 2/14/06	$0.50

•	52-Week Share Price Range	$0.42 - $0.97

•	Market Capitalization	$22.3MM

•	Shares Outstanding	44.6MM

•	Average Volume	16,000

•	Revenues (12 mos. ending 9/30/05)	$6.6MM

Disposable Medical Needles Market

U.S. market > $1.4 billion and growing

[CHART]

Key Market Drivers

•                  U.S. healthcare workers

•                  Use approx. 6 billion needles and suffer 800,000 accidental needlesticks annually

•                  At risk of HIV & Hepatitis B/C transmission

•                  ~$1 billion spent in the U.S. annually on testing and treatment of accidental needlesticks

•                  OSHA regulations and U.S. Needlestick Safety & Prevention Act (April 2001)

“More than 80% of accidental needlesticks can be prevented by using safety needle devices.”

•                  Centers for Disease Control

Dual Operating Strategy Maximizes Profitability

		•	Lincensing Fees
High Volume Products	Out-license	•	Development Funding
		•	Royalities

		•	Products Sales
Targeted Speciality Products	OEM Supply/Distribution	•	Annual Minimums (OEM)
		•	50%+ Gross Margin

Major Healthcare Partners

Licensing agreements

•                  Kendall/Tyco Healthcare

•                  BD (Becton, Dickinson and Company)

•                  Merit Medical Systems

•                  TAP Pharmaceutical Products

OEM Supply agreements

•                  Bard Access Systems

•                  ExelInt International

•                  Tyco Healthcare

•                  Merit Medical Systems

Distribution agreements

•                  Physician Sales & Service

•                  Medline Industries

•                  Cardinal Health

•                  Medical Specialties

•                  Henry Schein

[LOGO]

Two Platform Technologies

•                  FlexLoc®: Integral, extensible plastic sheath with one-step activation

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•                  SecureLoc™: Integral safety capsule for long needles and catheter introducers

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Expanding Intellectual Property Portfolio

•                  FlexLoc® Platform Technology

•                  5 issued U.S. patents

•                  6 U.S. applications

•                  2 PCT, 54 foreign

67 total

•                  SecureLoc™ Platform Technology

•                  2 issued U.S. patents

•                  2 allowed U.S. patents

•                  16 U.S. applications

•                  4 PCT, 37 foreign

61 total

Protected Categories

•                  Syringe Needles

•                  Prefilled Syringe

•                  Blood Collection

•                  Huber Needles

•                  Catheter Introducer

•                  PICC Introducer

•                  Bone Marrow Biopsy

•                  Dental Needles

•                  Spinal Needles

•                  Epidural Needles

•                  Introducer/Seldinger

•                  Soft Tissue Biopsy

•                  Fine Needle Aspiration

•                  Core Tissue Biopsy

•                  Aphaeresis/Dialysis

•                  Winged Steel Needles

Monoject Magellan™ Safety Syringe

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•                  U.S. Market:  $261 million

•                  70+% converted to safety

•                  Licensed to Kendall division of Tyco Healthcare

•                  U.S. market launch May 2002

•                  Primary competitor:  BD

Monoject Magellan™ Safety Syringe

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1. Use same as conventional syringe.

[GRAPHIC]

2. Activate with finger or thumb or by pressing on hard surface.

[GRAPHIC]

3. Needle in fully locked safety position

[LOGO]

•                  U.S. Huber Needle Market:  $60 million

•                  30-35% converted to safety and growing

•                  Private label OEM supply to Bard Access Systems and Exel International

•                  SHPI branded product sold through distributors

•                  U.S. market launch Fourth Quarter 2002

•                  Primary competitors:  Now Medical, Smiths Medical, Rita Medical, B.Braun, Others

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[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Insert needle into port — same as conventional needle.	Dress and secure per institutional protocol. Perform procedure.	To deaccess from port, hold the plastic base down.	Pull the wings up until you hear or feel a click.

[LOGO]

•                  Next Generation Safety Huber Needle

•                  Ultra low profile & small footprint – easy to dress

•                  Integral safety device – state-of-the-art protection

•                  Intuitive activation – easy to use

•                  Extends safety Huber needle franchise with “best in class” product

•                  Leverages manufacturing infrastructure and distribution channels

•                  Product ship: September 2005

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Competitive Comparisons

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[LOGO]	[LOGO]	[LOGO]	[LOGO]

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Additional Marketed Products

•                  Majestik™ Shielded Needle - safety angiography needle

•                  Merit Medical Systems (November 2002)

•                  LuproLoc™ - integral pre-filled syringe safety needle

•                  TAP Pharmaceutical Products (January 2003)

•                  Monoject Magellan™ - safety blood collection

•                  Kendall/Tyco Healthcare (January 2004)

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SecureLoc™ Technology

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•                  Second major platform technology – 61 U.S. and foreign patents issued or pending

•                  Integral safety capsule that automatically senses the end of the needle and instantly locks out to fully encapsulate the needle tip

•                  Addresses several categories without a currently available safety solution – works on any gauge or length needle

[LOGO]

[GRAPHIC]

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Insert needle. Use same as conventional introducer needle.	Safety device activates as needle is withdrawn.	Needle in fully locked safety position.

SecureLoc™ Product Agreements

•                  Safety Spinal and Epidural Needles

•                  August 2003:  Development and License Agreement with BD (worldwide leader in spinal needles)

•                  U.S. market:  $200 million

•                  Potential to be first safety spinal needle available

•                  Safety Bone Biopsy Needles

•                  June 2004:  Development and OEM Supply Agreement with Tyco Healthcare

•                  U.S. market:  $12 million

•                  Supply both conventional and safety products

•                  Safety Introducer Needle

•                  October 2005:  OEM Supply Agreement with Merit Medical Systems (non-exclusive)

•                  U.S. market:  $29 million

•                  Product ship:  December 2005

•                  Safety IV Catheter Introducer

•                  December 2005:  License Agreement with undisclosed multinational medical products company (non-exclusive)

•                  U.S. market:  $255 million

•                  $1MM upfront payments, minimum annual royalties

SecureLoc™ Target Markets

U.S. Market

•	SecureLoc™ Safety Introducer	$29 million

•	Spinal and Epidural Needles	$200 million

•	Bone Biopsy Needles	$12 million

•	IV Catheter Introducer	$255 million

•	PEG Introducer	$5 million

•	Soft Tissue Biopsy Needles	$24 million

•	Core Biopsy Needles	$25 million

$550 million

SHPI and Med-Design Merger

The Med-Design Corporation

•                  NasdaqSC:  MEDC

•                  The “other” leading technology provider for safety medical needles

•                  Premier retractable safety needle technology

•                  License agreements with BD – three marketed products

•                  Integra™ Syringe

•                  AutoGuard Pro™ Shielded IV Catheter

•                  Vacutainer® Push Button Blood Collection Set

•                  One self-manufactured product – SafeStepTM Safety Huber Needle

•                  $3.2 million revenue for 12 months ended September 30, 2005

•                  $5.0 million net loss during same period ($750K loss in Q3 2005)

•                  $10.9 million cash & short term investments at September 30, 2005

Creates Leading Technology Provider for Safety Medical Needles

•	SHPI FlexLoc®	[GRAPHIC]

•	SHPI SecureLoc™	[GRAPHIC]

•	Med-Design Retractable	[GRAPHIC]

Provides Reliable New Revenue Streams and Opportunity for Dramatic Cost-Savings

•                  Combined revenue of ~$10 million for 12 months ended September 30, 2005

•                  Estimated annual cost-savings of $4 to $5 million – 70% to 85% of Med-Design’s stand alone expenses

•                  Expect to be profitable on operating basis and cash flow positive in 2006

•                  Leverages SHPI manufacturing efficiencies and infrastructure to improve gross margins

•                  Strengthened cash position provides capital for potential new products and strategic acquisitions

•                  Estimated $7 million after severance and transaction related expenses

Creates Leader in Safety Huber Needles with Three Complementary Product Offerings

[LOGO]	[GRAPHIC]	[LOGO]	[GRAPHIC]

•                  SafeStep™ Safety Huber Needle (Med-Design)

[GRAPHIC]

•                  Acquired from Luther Medical in 2004

•                  Easy to activate and low profile

•                  “Value” price point: ~$1.00 less than SHPI entries

•                  Sold through specialty distributor network

Expanded Marketed Product Portfolio and New Product Pipeline

•                  Safety Syringe Needles

•                  Tyco Monoject Magellan (SHPI)

•                  BD Integra (MEDC)

•                  Safety Blood Collection

•                  Tyco Monoject Magellan (SHPI)

•                  BD Push Button (MEDC)

•                  Safety IV Catheter

•                  BD AutoGuard Pro (MEDC)

•                  Q4 2005 License (SHPI)

•                  Safety Pre-filled Syringe

•                  TAP LuproLoc (SHPI)

•                  Safety Introducer Needles

•                  Merit Majestik (SHPI)

•                  SecureLoc (SHPI)

•                  PEG Introducer OEM (SHPI)

•                  Safety Huber Needles

•                  LiftLoc (SHPI)

•                  MiniLoc (SHPI)

•                  SafeStep (MEDC)

•                  Bard Custom OEM (SHPI)

•                  Safety Biopsy Needles

•                  Tyco Bone OEM (SHPI)

•                  Core Biopsy (SHPI)

•                  Soft Tissue Biopsy (SHPI)

•                  Safety Spinal Needles

•                  BD License (SHPI)

•                  Safety Epidural Needles

•                  BD License (SHPI)

Red text indicates new product pipeline

Topline Terms and Integration Details

•                  ~33% of the shares outstanding of the combined company to Med-Design stockholders – current range subject to potential adjustments is 32.2% to 34.1%

•                  Surviving corporate entity will be SHPI – change name to Salus Medical, Inc. concurrent with closing

•                  Salus is Latin for “health, safety, well-being”

•                  Med-Design will operate as wholly-owned subsidiary

•                  SHPI management will retain their current positions

•                  Board of Directors of combined company:

•                  Six members of current SHPI Board, including CEO

•                  Two members of current Med-Design Board

•                  Guy Jordan, Ph.D. will remain Chairman

•                  Combined company to be headquartered in Bountiful, UT

2006 Objectives

•                  Close merger with Med-Design and complete integration by close of Second Quarter

•                  Drive growth of currently marketed products

•                  Continue to invest in sales and marketing

•                  Expand OEM product sales

•                  Capture cost-savings and leverage efficient/low-cost manufacturing capabilities

•                  Launch new products and expand into new categories

•                  Eight new product lines in development

•                  Launch three new product lines in 2006

•                  Mine expanded IP portfolio for new product applications and pursue new corporate partner agreements

•                  Pursue strategic acquisitions of complementary products and technologies